Investor Presentation Fourth Quarter 2021 Exhibit 99.2

Information Related to Forward-Looking Statements Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently in our possession. These beliefs, assumptions and expectations may change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, the performance of our portfolio and our business, financial condition, liquidity and results of operations may vary materially from those expressed, anticipated or contemplated in our forward-looking statements. You should carefully consider these risks, along with the following factors that could cause actual results to vary from our forward-looking statements, before making an investment in our securities: the overall environment for interest rates, changes in interest rates, interest rate spreads, the yield curve and prepayment rates, including the timing of changes in the Federal Funds rate by the U.S. Federal Reserve; the effect of any changes to the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) and establishment of alternative reference rates; current conditions and further adverse developments in the residential mortgage market and the overall economy; potential risk attributable to our mortgage-related portfolios, including changes in fair value; our use of leverage and our dependence on repurchase agreements and other short-term borrowings to finance our mortgage-related holdings; the availability of certain short-term liquidity sources; competition for investment opportunities; U.S. Federal Reserve monetary policy; the federal conservatorship of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the federal government; mortgage loan prepayment activity, modification programs and future legislative action; changes in, and success of, our acquisition, hedging and leverage strategies, changes in our asset allocation and changes in our operational policies, all of which may be changed by us without shareholder approval; failure of sovereign or municipal entities to meet their debt obligations of such debt obligations; fluctuations of the value of our hedge instruments; fluctuating quarterly operating results; changes in laws and regulations and industry practices that may adversely affect our business; volatility of the securities markets and activity in the secondary securities markets in the United States and elsewhere; our ability to qualify and maintain our qualification as a REIT for federal income tax purposes; our ability to successfully expand our business into areas other than investing in MBS and our expectations of the returns of expanding into any such areas; and the other important factors identified in this Annual Report on Form 10-K under the caption “Item 1A - Risk Factors.” These and other risks, uncertainties and factors, including those described elsewhere in our Annual Report on Form 10-K, could cause our actual results to differ materially from those projected in any forward-looking statements we make. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contents

COMPANY SNAPSHOT

Company Snapshot Real estate investment trust (“REIT”) Internally-managed Focused on book value preservation and growth High return investment classes: Mortgage Servicing Right (“MSR”) Related Assets Financing receivables with a mortgage servicing counterparty for which the investment return is based upon the performance of a pool of MSRs Single-Family Residential (“SFR”) Rental Properties Investment strategy focused on acquiring, leasing and operating single-family residential homes as rental properties Agency MBS Highly liquid residential MBS that carry a credit guarantee from Fannie Mae or Freddie Mac Credit Investments Includes mortgage loans secured by residential or commercial property and loans secured by residential solar panels or ABS secured by mortgage loans or solar panel loans Reflects the Company’s net investment of $9.7 million in a variable interest entity with gross assets and liabilities of $10.2 million and $0.5 million, respectively, that is consolidated for GAAP financial reporting purposes. Investable capital represents shareholders’ equity plus long-term unsecured debt. Arlington Asset Investment Corp. Summary

Financial Highlights $6.16 book value per common share as of December 31, 2021 Increase of 3.2% from September 30, 2021 $0.10 GAAP net income per diluted common share $0.02 non-GAAP core operating income (1) per diluted common share $0.09 per common share of book value accretion from the repurchase of 1.2 million shares of common stock representing 3.8% of outstanding shares Repurchased additional 0.75 million shares of common stock or 2.5% of outstanding shares through Mar 1, 2022 Repurchased a total of 7.7 million shares of common stock or 20.8% of outstanding shares since Mar 31, 2020 12.2 million shares remaining authorization as of March 1, 2022 1.5 to 1 “at risk” leverage ratio (2) as of December 31, 2021 Reduction in annual G&A expenses Decrease of 7.2% compared to 2020 Decrease of 22.1% compared to 2019 A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 25. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Investment Portfolio Highlights Current investment portfolio positioning Favorable performance versus rising interest rates Defensive posture versus expected Federal Reserve tightening Favorable performance versus inflation MSR: Capital allocation increased to 43% as of December 31, 2021 32% annualized total return for Q4 2021 34% annualized total return for 2021 Valuation multiples of underlying MSRs have increased as expected with the increase in rates 4.20x valuation multiple and 10-year U.S. Treasury rate of 1.49% as of September 30, 2021 4.38x valuation multiple and 10-year U.S. Treasury rate of 1.51% as of December 31, 2021 4.82x valuation multiple and 10-year U.S. Treasury rate of 1.78% as of January 31, 2022 SFR: Purchased or committed to purchase $125 million as of March 1, 2022 Purchased or committed to purchase $81 million as of December 31, 2021 Capital allocation increased to 9% as of December 31, 2021 Better than expected underwritten net yields of 4.9% Attractive $150 million five-year financing facility with fixed rate of 2.76%

Transitioning into Diversified Investment Platforms 8.7x Leverage (2) 2.4x Leverage (2) 1.5x Leverage (2) Transitioning into multiple investment channels that compliment historical agency MBS strategy Mortgage servicing rights (“MSR”) Single-family residential (“SFR”) rental properties Credit Diversifies investment risk and should improve level and reliability of returns over time Target new investment classes that: Are less commoditized with higher barriers of entry Offer attractive unlevered returns Provide opportunity to use term financing structures where available Invested Capital Allocation (1) Capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital.

Diversified and Complimentary Return Profile Agency MBS Mortgage Servicing Rights Single-Family Residential Rental Properties Credit Principal and interest guaranteed by Fannie Mae or Freddie Mac Funded with short-term repurchase agreements Subject to interest rate and prepayment risk Hedged with interest rate swaps and Treasury futures 10.0% to 14.0% 7.0x to 9.0x Asset Class Targeted Return and Leverage (1) Recently originated pools of Fannie Mae and Freddie Mac loans Partnering with licensed, GSE approved servicer Ability to prudently leverage through access to funding facility Subject to interest rate and prepayment risk Complimentary to agency MBS 7.5% to 11.0%(2) 0.0x to 0.5x Current return 8.0% to 11.75% Total return(3) 8.0% to 21.75%(2) 2.0x to 3.0x 10.0% to 16.0% 0.0x to 10.0x Acquiring, operating and leasing SFR rental properties Partnering with leading asset manager offers ability to leverage partner’s scale Funded with fixed-rate long-term non-recourse financing Attractive current yields plus ability to realize home price appreciation over time Loans or ABS collateralized by loans Residential business purpose mortgage loans Commercial mortgage loans Residential mortgage loans Residential solar panel loans Funded with non-recourse term securitization where available Targeted return and leverage are for illustrative purposes only. Any assumptions and estimates used may not be accurate and cannot be relied upon. Actual returns for any given period may differ materially from these examples. Net of direct expenses and estimated partner fees including potential incentive fees. Total return includes potential annual home price appreciation of 1% to 4% and is net of direct expenses and partner fees.

Increasing Allocation to Complimentary MSRs with Attractive Returns Strategic relationship with licensed, GSE approved mortgage servicer Cost effective and lower risk channel for investing in MSRs Do not incur direct cost and regulatory risk of holding licenses directly Strategic Partnership Complimentary to Agency MBS As interest rates rise and mortgage durations extend, MSRs generally increase in value while agency MBS generally decrease in value Opportunity to increase combined agency MBS and MSR returns by replacing negative carry interest rate swap hedges with positive carry MSRs Attractive Returns Attractive unlevered returns in high single digits Ability to prudently leverage to increase potential returns Generally outperform in a rising rate environment Targeting Lower Risk MSR Pools Pools of Fannie Mae and Freddie Mac loans Focus on recently originated loans Targeting lower coupon loan pools to mitigate prepayment risk

Launched New Initiative in Single-Family Residential Property Rentals Partnering with leading asset manager with approximately $140B of AUM including $1.5B in 4,400 SFR properties in 18 markets Enables AAIC to leverage partner’s scale, intellectual capital and access to investment opportunities Strategic Relationship Favorable Supply Demand Dynamics Population growth driving strong housing demand Declining housing affordability increasing home rental demand Limited housing supply SFR Program Overview Committed to invest up to $50M of capital in $200M of houses Currently targeting eight growth markets Focusing on high quality, newer homes Attractive current yields plus ability to realize home price apprec. Attractive Debt Financing Structures Increasingly attractive and flexible financing structures for institutional investors Arlington has a $150M fixed-rate 5-year term financing facility

Favorable Supply Demand Dynamics in Single-Family Residential US population growth driving housing demand Millennial generation desire more space Largest US age cohorts entering home-formation years Limited new housing supply Sources: US Census Bureau, Eurostat, World Bank and National Institute of Population and Social Security Research. Demographic Trends Support SFR Overall housing demand fueled by strong population growth Post pandemic demand increase for single-family homes Leading to increased demand for single-family homes over apartments Limited New Housing Supply Newly constructed units do not meet budget of typical entry level buyer Builders have focused on “move-up” buyer at the expense of entry level buyer

Illustrative Single-Family Residential Rental Economic Returns This illustrative model is not intended to predict outcomes. This model is only intended to illustrate how different assumptions will impact the results. All returns and expenses are based on a fully stabilized portfolio of SFR and there are many risks that may cause Arlington to not meet these objectives. There can be no assurances that Arlington will stabilize its portfolio and achieve these illustrated returns. Net rental yield is lease revenue less property level operating expenses (excluding fixed asset depreciation) as a percentage of the home investment. Estimated annual home price appreciation ("HPA"). S&P/Case-Shiller US national Home Price Index has increased 4.43% per annum since 1987. Includes other direct G&A expenses and estimated partner fees including potential incentive fees.

Q4 2021 PORTFOLIO UPDATE

Investment Portfolio Allocation as of December 31, 2021 Investment Asset Allocation Invested Capital Allocation Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Leverage ratio for MSR related assets reflects $40,398 of secured financing obtained by the mortgage servicer counterparty to our MSR financing receivables at our direction. Reflects the Company’s net investment of $9,708 in a variable interest entity with gross assets and liabilities of $10,218 and $510, respectively, that is consolidated for GAAP financial reporting purposes. Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt.

MSR Related Assets MSR Related Assets as of December 31, 2021 (Dollars in thousands) AAIC has a strategic relationship with a licensed, GSE approved mortgage servicer that enables us to garner the economic return of an investment in an MSR purchased by the servicer For an MSR purchased by our partner, AAIC: purchases the excess servicing spread entitling the Company to servicing fees in excess of 12.5 basis points; and funds the balance of the MSR in exchange for an unsecured right to payment equal to the underlying base servicing fee of 12.5 basis points less the costs of servicing and any proceeds from the sale of the underlying MSR, less a monthly oversight fee and an annual incentive fee, if earned At our option, we can direct our partner to leverage our capital Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Reflects $40,398 of secured financing obtained by the mortgage servicer counterparty to our MSR financing receivables at our direction.

Single-Family Residential Properties Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. SFR Investment Portfolio as of December 31, 2021 (Dollars in thousands) Committed to invest at least $50 million of capital to acquire approximately $200 million of SFR properties Partnering with a leading, experienced asset manager that will enable us to leverage our partner’s scale, intellectual capital and access to investment opportunities As of December 31, 2021, we had acquired 214 SFR properties for $61.2 million and had committed to acquire an additional 69 properties for $20.1 million To finance the purchase of SFR properties, we have entered into a $150 million five-year secured term debt facility under which we had drawn $39.4 million as of December 31, 2021. Key financing terms are as follows: 18-month original (15-month remaining) draw period 74% advance rate 2.76% fixed cost of funds limited recourse to AAIC

Agency MBS Investments Agency MBS Investment Portfolio as of December 31, 2021 (Dollars in thousands) Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt Leverage ratio is calculated as [repurchase agreement financing collateralized by agency MBS +(-) net payable (receivable) for unsettled securities] divided by the allocated investable capital. Levered net interest income (“NII”) return is calculated as the sum of GAAP net interest income attributable to agency MBS, TBA dollar roll income, and interest rate swap net income (expense) divided by the weighted average amortized cost basis of agency MBS net of the weighted average balance of agency MBS repurchase agreement financing for the period, annualized.

Credit Investments Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Leverage ratio is calculated as [short-term secured financing collateralized by mortgage credit investments +(-) net payable (receivable) for unsettled securities] divided by the allocated investable capital. Reflects the Company’s net investment in a consolidated VIE on a net basis. Reflects the Company’s net investment of $9,708 in a variable interest entity with gross assets and liabilities of $10,218 and $510, respectively, that is consolidated for GAAP financial reporting purposes on a net basis. Levered net interest income (“NII”) return is calculated as the sum of GAAP net interest income attributable to mortgage credit investments divided by the weighted average amortized cost basis of mortgage credit investments net of the weighted average balance of mortgage credit investment secured financing for the period, annualized. For investments in credit securities, includes contractual accrued interest receivable. Calculated as an inception-to-date annualized internal rate of return based upon our initial investment, cash received from the investment, cash paid for secured financing costs (if any) and assumes liquidation at quarter-end at an amount equal to estimated fair value plus accrued interest and the payoff of any secured financing and accrued interest thereon (if any). Credit Investment Portfolio as of December 31, 2021 (Dollars in thousands)

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 25. Excludes GAAP depreciation of SFR properties. Non-GAAP Core Operating Income Per Diluted Share Rollforward – Q4 2021 vs. Q3 2021

Book Value Per Share Rollforward Calculated based upon weighted average diluted common shares outstanding for the period. Calculated based upon common shares outstanding as of the end of the period. Excludes TBA dollar roll income which is included in non-GAAP core operating income. Excludes net interest income earned or expense incurred from interest rate swap agreements which is included in non-GAAP core operating income. Net of income tax provision (benefit) for TRS investment gain (loss), net.

ADDITIONAL FINANCIAL INFORMATION AND MARKET DATA

Publicly Traded Capital Class A Common Stock Ticker: AAIC Exchange: NYSE Market Capitalization: $95 million (1) Senior Notes Due 2026 Ticker: AAIN Exchange: NYSE Per Annum Interest Rate: 6.00% Current Strip Yield per Annum: 6.24%(1)(2) Maturity Date: August 1, 2026 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AAIC PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly Current Strip Yield per Annum: 7.23%(1)(2) As of March 1, 2022. Source: Bloomberg Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Ticker: AAIC PrC Exchange: NYSE Per Annum Dividend Rate: 8.25% Payable Quarterly Current Strip Yield per Annum: 8.36%(1)(2) Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Current Strip Yield per Annum: 6.58%(1)(2) Maturity Date: March 15, 2025

Balance Sheet Represents shares of common stock outstanding plus vested restricted stock units convertible into common stock less unvested restricted common stock. Book value per common share is calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments, debt secured by single-family properties and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Core Operating Income Reconciliation (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Reconciliation of GAAP Net Income to Non-GAAP Core Operating Income

Interest rate sensitivity of MBS and TBA commitments is derived from The Yield Book, a third-party model. Interest rate sensitivity of MSR financing receivables is derived from an internal model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) the effect of negative interest rates, (iii) no changes in MBS spreads, and (iv) no changes to the investment or hedge portfolio. Excludes changes in values to mortgage credit investments and single-family residential properties. Duration for agency MBS is derived from the Citi’s “The Yield Book,” a third-party model. Duration for MSR financing receivables is derived from an internal model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes unsecured debt. Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 6.1 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of December 31, 2021. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, and (ii) no changes to the investment or hedge portfolio. Interest Rate Sensitivity as of December 31, 2021 (1) Book Value Sensitivity to Interest Rates and Spreads Agency MBS Spread Sensitivity as of December 31, 2021 (4) Agency MBS and MSR Portfolio Net Duration Gap as of December 31, 2021

Market Data (1)(2) 30-Year FNMA fixed rate price information is provided for illustrative purposes only and represents generic FNMA TBA prices and is not meant to be reflective of securities held by the Company. Source: Bloomberg